EXHIBIT 99.2
                                 ------------

                  The Confirmation, dated as of July 28, 2006

BEAR STEARNS


                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009




DATE:                      July 28, 2006

TO:                        The Bank of New York, not in its individual
                           capacity, but solely as Trustee of the Supplemental
                           Interest Trust for CWALT, Inc. Alternative Loan
                           Trust 2006-25CB
ATTENTION:                 Courtney Barhalomew
TELEPHONE:                 212-815-3236
FACSIMILE:                 212-815-3986

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC8546

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of July 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 2 of 13



      Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:                 Rate Cap

      Notional Amount:                     With respect to any Calculation
                                           Period, the amount set forth for
                                           such period in the Schedule of
                                           Notional Amounts attached hereto.

      Trade Date:                          July 20, 2006

      Effective Date:                      August 25, 2006

      Termination Date:                    June 25, 2012

      Fixed Amount (Premium):

             Fixed Rate Payer:             Counterparty; provided, however,
                                           that payment of the Fixed Amount to
                                           BSFP has been made on behalf of the
                                           Counterparty by Deutsche Bank
                                           Securities, Inc. from proceeds of
                                           the sale of Certificates.

             Fixed Rate Payer
             Payment Date:                 July 28, 2006

             Fixed Amount:                 USD 134,500

      Floating Amounts:

             Floating Rate Payer:          BSFP

             Cap Rate:                     5.40000%

             Floating Rate Payer
             Period End Dates:             The 25th calendar day of each month
                                           during the Term of this
                                           Transaction, commencing September
                                           25, 2006 and ending on the
                                           Termination Date, with No
                                           Adjustment.

             Floating Rate Payer
             Payment Dates:                Early Payment shall be applicable.
                                           The Floating Rate Payer Payment
                                           Dates shall be one Business Day
                                           preceding each

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 3 of 13

                                           Floating Rate Payer Period End
                                           Date.


             Floating Rate Option:         USD-LIBOR-BBA; provided, however,
                                           that if the Floating Rate
                                           determined from such Floating Rate
                                           Option for any Calculation Period
                                           is greater than 8.90000% then the
                                           Floating Rate for such Calculation
                                           Period shall be deemed equal to
                                           8.90000%.

             Designated Maturity:          One month

             Floating Rate Day
             Count Fraction:               30/360

             Reset Dates:                  The first day of each Calculation
                                           Period.

             Compounding:                  Inapplicable

      Business Days for payments:          New York

      Business Day Convention:             Following

3.    Additional Provisions:               Each party hereto is hereby advised
                                           and acknowledges that the other
                                           party has engaged in (or refrained
                                           from engaging in) substantial
                                           financial transactions and has
                                           taken (or refrained from taking)
                                           other material actions in reliance
                                           upon the entry by the parties into
                                           the Transaction being entered into
                                           on the terms and conditions set
                                           forth herein and in the
                                           Confirmation relating to such
                                           Transaction, as applicable. This
                                           paragraph shall be deemed repeated
                                           on the trade date of each
                                           Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 4 of 13


(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 5 of 13

Party required to deliver       Form/Document/                     Date by which to
document                        Certificate                        be delivered

BSFP and                        Any document required or           Promptly after the earlier of (i) reasonable
the Counterparty                reasonably requested to allow      demand  by either party or (ii) learning that
                                the other party to make payments   such form or document is required
                                under this Agreement without any
                                deduction or withholding for or
                                on the account of any Tax or
                                with such deduction or
                                withholding at a reduced rate


(2)   Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support




Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB
July 28, 2006
Page 6 of 13


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         Document, as the
                         case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.

6) Miscellaneous. Miscellaneous

(a)   Address for Notices: For the purposes of Section 12(a) of this
      Agreement:

         Address for notices or communications to BSFP:

               Address:    383 Madison Avenue, New York, New York  10179
               Attention:  DPC Manager
               Facsimile:  (212) 272-5823


         with a copy to:

               Address:    One Metrotech Center North, Brooklyn, New York 11201
               Attention:  Derivative Operations - 7th Floor
               Facsimile:  (212) 272-1634

               (For all purposes)

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 7 of 13


         Address for notices or communications to the Counterparty:

               Address:     The Bank of New York
                            101 Barclay Street-8W
                            New York, New York 10286
               Attention:   Corporate Trust MBS Administration,
                            CWALT, Series 2006-25CB
               Facsimile:   212-815-3986
               Phone:       212-815-3236

               (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP:    Not Applicable

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 7 of 13


      The Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 9 of 13


capacity as Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

                    Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 10 of 13


      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information:  Payments to BSFP:
                               Citibank, N.A., New York
                               ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                               Sub-account  Number: 102-04654-1-3
                               Attention: Derivatives Department

                               Payments to Counterparty:
                               The Bank of New York
                               New York, NY
                               ABA Number: 021-000-018
                               GLA Number: 111-565
                               For further credit to: TAS A/C 580903
                               Attention: Mathew J. Sabino
                               Tel: (212) 815-6093

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 11 of 13



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:    _______________________________
       Name:
       Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-25CB


By:    _______________________________
       As authorized agent or officer for The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB Name:
       Title:





lm

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 12 of 13


                         SCHEDULE OF NOTIONAL AMOUNTS

                                                          Notional Amount
From and including            To but excluding                (USD)
------------------            ----------------                -----

  Effective Date                 9/25/2006                21,936,900.09
    9/25/2006                    10/25/2006               21,556,890.56
    10/25/2006                   11/25/2006               21,131,006.48
    11/25/2006                   12/25/2006               20,659,881.89
    12/25/2006                   1/25/2007                20,144,294.66
    1/25/2007                    2/25/2007                19,585,165.76
    2/25/2007                    3/25/2007                18,983,557.90
    3/25/2007                    4/25/2007                18,340,673.60
    4/25/2007                    5/25/2007                17,657,852.55
    5/25/2007                    6/25/2007                16,936,724.50
    6/25/2007                    7/25/2007                16,178,888.04
    7/25/2007                    8/25/2007                15,388,482.31
    8/25/2007                    9/25/2007                14,628,973.84
    9/25/2007                    10/25/2007               13,900,021.58
    10/25/2007                   11/25/2007               13,201,277.36
    11/25/2007                   12/25/2007               12,532,385.93
    12/25/2007                   1/25/2008                11,892,985.01
    1/25/2008                    2/25/2008                11,282,705.40
    2/25/2008                    3/25/2008                10,701,171.06
    3/25/2008                    4/25/2008                10,147,999.20
    4/25/2008                    5/25/2008                 9,622,800.44
    5/25/2008                    6/25/2008                 9,125,178.86
    6/25/2008                    7/25/2008                 8,654,732.23
    7/25/2008                    8/25/2008                 8,211,052.09
    8/25/2008                    9/25/2008                 7,793,723.91
    9/25/2008                    10/25/2008                7,402,327.29
    10/25/2008                   11/25/2008                7,036,436.11
    11/25/2008                   12/25/2008                6,695,581.12
    12/25/2008                   1/25/2009                 6,379,325.99
    1/25/2009                    2/25/2009                 6,086,640.50
    2/25/2009                    3/25/2009                 5,802,193.31
    3/25/2009                    4/25/2009                 5,525,840.44
    4/25/2009                    5/25/2009                 5,257,440.10
    5/25/2009                    6/25/2009                 4,996,852.70
    6/25/2009                    7/25/2009                 4,743,940.77
    7/25/2009                    8/25/2009                 4,498,569.00
    8/25/2009                    9/25/2009                 4,260,604.12
    9/25/2009                    10/25/2009                4,029,914.95

Reference Number: FXNEC8546
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-25CB July 28, 2006
Page 13 of 13


    10/25/2009                   11/25/2009                3,806,372.31
    11/25/2009                   12/25/2009                3,589,849.00
    12/25/2009                   1/25/2010                 3,380,219.83
    1/25/2010                    2/25/2010                 3,177,361.52
    2/25/2010                    3/25/2010                 2,981,152.68
    3/25/2010                    4/25/2010                 2,791,473.85
    4/25/2010                    5/25/2010                 2,608,207.38
    5/25/2010                    6/25/2010                 2,431,237.46
    6/25/2010                    7/25/2010                 2,260,450.07
    7/25/2010                    8/25/2010                 2,095,732.98
    8/25/2010                    9/25/2010                 1,936,975.69
    9/25/2010                    10/25/2010                1,784,069.42
    10/25/2010                   11/25/2010                1,636,907.11
    11/25/2010                   12/25/2010                1,495,383.32
    12/25/2010                   1/25/2011                 1,359,394.32
    1/25/2011                    2/25/2011                 1,228,837.94
    2/25/2011                    3/25/2011                 1,103,613.64
    3/25/2011                    4/25/2011                  983,622.46
    4/25/2011                    5/25/2011                  868,766.98
    5/25/2011                    6/25/2011                  758,951.29
    6/25/2011                    7/25/2011                  654,081.03
    7/25/2011                    8/25/2011                  554,063.26
    8/25/2011                    9/25/2011                  482,218.47
    9/25/2011                    10/25/2011                 414,878.45
    10/25/2011                   11/25/2011                 351,955.30
    11/25/2011                   12/25/2011                 293,362.55
    12/25/2011                   1/25/2012                  239,015.09
    1/25/2012                    2/25/2012                  188,829.15
    2/25/2012                    3/25/2012                  142,722.33
    3/25/2012                    4/25/2012                  100,613.49
    4/25/2012                    5/25/2012                  62,422.83
    5/25/2012                 Termination Date              28,071.78